SPARE ENGINE CHATTEL MORTGAGE

                     SECURITY AGREEMENT AND CHATTEL MORTGAGE
                          (CF6-80C2 SPARE ENGINE POOL)


     THIS SECURITY AGREEMENT AND CHATTEL MORTGAGE is dated as of April 25, 2000 (this "Mortgage"), and entered into by and between ATLAS FREIGHTER LEASING III, INC., a Delaware corporation (the "Company" or "Lessor") and BANKERS TRUST COMPANY, as administrative agent for and representative of (in such capacity, the "Agent") the financial institutions (the "Lenders") party to the Credit Agreement referred to below.

                             PRELIMINARY STATEMENTS

     The Company has entered into a credit agreement dated as of April 25, 2000, (said credit agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the Lenders and the Agent, pursuant to which the Lenders have agreed, on the terms and conditions set forth in the Credit Agreement, to make term loans to the Company in the principal amount of up to $300 million (the "Loans") to enable the Company to refinance certain indebtedness currently encumbering the Spare Engine Collateral (as defined below). The indebtedness with respect to the Loans made by the Lenders is to be evidenced by certain promissory notes of the Company to the order of the Lenders of even date herewith issued under and pursuant to the Credit Agreement (such promissory notes, as they may be amended, modified, supplemented, renewed, converted or extended from time to time, being the "Notes"). It is a condition precedent to the making by the Lenders of the Loans under the Credit Agreement that this Mortgage be executed, delivered and filed for recordation.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make the Loans, the Company hereby agrees with the Agent as follows:

SECTION 1. Mortgage and Grant of Security.

     To secure the due and punctual payment of the Notes, together with accrued interest thereon, and all other amounts from time to time payable by the Company under the Credit Agreement, this Mortgage and the other Loan Documents (as defined below) (including payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code), and to secure performance of all obligations and covenants of the Company under the Credit Agreement, this Mortgage and the other Loan Documents (all such payment and performance obligations of the Com-


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pany, the "Secured Obligations"), the Company hereby mortgages to the Agent, for the benefit of the Lenders, and their respective successors and assigns, and hereby grants and assigns to the Agent, for the benefit of the Lenders, and their respective successors and assigns, a first priority security interest in each Spare Engine (the "Spare Engine Collateral") and a first priority security interest in all estate, right, title and interest of the Company in, to and under, the other below described property wherever the same may be located (the "Spare Engine Related Collateral"):

          (a) Spare Engine Collateral. All of the Company's right, title and interest in and to:

               (i) each of the engines that are listed in Schedule I hereto or which are described in a Supplemental Chattel Mortgage (a "Supplemental Chattel Mortgage") substantially in the form of Exhibit A attached hereto, supplementing this Mortgage, and listed by manufacturer's serial number in such Schedule or in such Supplemental Chattel Mortgage, whether or not from time to time thereafter installed on any Aircraft or on any other aircraft or airframe, and any replacement engine that may be substituted for such engine in accordance with the provisions of Section 4(f) hereof or Section 9.21A of the Credit Agreement, together, in each case, with any and all Parts incorporated or installed in or attached thereto and any and all Parts removed therefrom, until such Parts are replaced in accordance with Section 4(e) hereof (each such engine, and replacement engine, together with any and all such Parts, hereinafter referred to as an "Engine" and collectively, the "Engines");

               (ii) all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines), that may from time to time be incorporated or installed in or attached to any Engine, including all such appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment purchased by the Company for incorporation or installation in or attachment to any Engine pursuant to the terms of any agreement whether or not identified in a Supplemental Chattel Mortgage (collectively referred to herein as "Parts"); and

               (iii) all records, logs and other materials required by applicable law or regulation to be maintained and all other records, logs and materials maintained in the ordinary course of business with respect to the properties described in paragraphs (i) and (ii) above (together with such Engines, the "Spare Engines").


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          (b) Spare Engine Related Collateral. All of the Company's right, title and interest in and to:

               (i) all the tolls, rents, issues, profits, revenues and other income of the property subject or required to be subject to the lien of this Mortgage including, without limitation, all payments or proceeds payable to the Company after termination of the Lease with respect to the Spare Engines as the result of the sale, lease or other disposition thereof, and all estate, right, title and interest of every nature whatsoever of the Company in and to the same and every part thereof;

               (ii) all monies and securities deposited or required to be deposited with the Agent pursuant to any term of this Mortgage and held or required to be held by the Agent hereunder or paid to the Agent in accordance with the terms of the Lease;

               (iii) the contractual rights of the Company under any purchase or modification agreement or manufacturer's warranty, together with all rights, powers, privileges, options, licenses and other benefits of the Company (including such indemnities, rights of assignment, rights and remedies for breach of any warranty and/or claims for damages, rights to receive title to parts and materials to the extent same relates to any Engine including any agreement assigned therewith;

               (iv) all amounts payable to the Company by any manufacturer, supplier or vendor of any of the Spare Engine Collateral or any component thereof pursuant to any warranty or indemnity covering any such Spare Engine Collateral;

               (v) all amounts payable as proceeds of insurance, as an award or otherwise in connection with any loss, confiscation, condemnation, requisition or other taking of any Spare Engine Collateral to the extent payable to the Company under the Lease or to the Agent hereunder;

               (vi) the Lease, including without limitation all Basic Rent (as defined in the Lease), Supplemental Rent (as defined in the Lease), insurance proceeds, requisition, indemnity and other payments of any kind thereunder, and including all rights of the Company, as lessor, to execute any election or option or to give any notice, consent, waiver or approval under or in respect of the Lease or to accept any surrender of any Engine or any part thereof, as well as any rights, powers or remedies on the part of the Lessor, whether arising under the Lease


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          or by statute or at law or in equity, or otherwise, arising out of any
          Lease Event of Default (as defined in the Lease), including, without limitation, all rights under Section 1110 of the Bankruptcy Code; and

               (vii) all proceeds of any and all of the properties described above, including, without limitation, all payments under insurance proceeds or payment under any indemnity, payable by reason of any loss or damage to any Engine.

     The Company shall deliver to the Agent an executed chattel paper original counterpart of each Lease and the Lease Supplements covering the Spare Engines. All property referred to in this granting clause, whenever acquired by the Lessor under the Lease, shall secure all Secured Obligations. The Company does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, any of its right, title or interest hereby assigned to anyone other than the Agent, and that it will not, except as provided herein or in the Credit Agreement, enter into any agreement amending or supplementing any purchase agreement, modification agreement to the extent such agreement relates to the Spare Engines, or execute any waiver or modification of, or consent under, any such agreement, or settle or compromise any claim arising under any such agreement or submit or consent to the submission of any dispute, difference or other matter arising under or in any respect of any such agreement to arbitration thereunder.

SECTION 2. Definitions.

     Unless the context otherwise requires, the following terms shall have the following meanings for all purposes of this Mortgage and shall be equally applicable to both the singular and the plural forms of such terms. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

     "Acceptable Alternate Engine" means a General Electric CF6-80C2 aircraft engine or an engine of the same or another manufacturer of equivalent or greater residual value, condition, utility, airworthiness, and remaining useful life and suitable for installation and use on one of the Aircraft or one of the Boeing 747-400 aircraft operated by the Lessee; provided, that such engine shall be of the same make, model and manufacturer as the other engines installed on the Aircraft or Boeing 747-400 aircraft operated by the Lessee, shall be an engine of a type then being utilized by the Lessee on other Boeing 747-200 or 747-400 operated by the Lessee, and shall have been maintained, serviced, repaired and overhauled in substantially the same manner as required under the Lease without in any way discriminating against such engine.


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     "ACMI Contract" means (i) any contract entered into by the Lessee pursuant to which the Lessee furnishes the aircraft, crew, maintenance and insurance and customers bear all other operating expenses and (ii) any similar contract in which the customer provides the flight crew, all in accordance with the Lessee's historical practices.

     "Act" means the Federal Aviation Act of 1958, as amended and recodified in Title 49, United States Code, or any similar legislation of the United States enacted to supersede, amend or supplement such Act and the rules and regulations promulgated thereunder.

     "Agent" has the meaning specified in the first paragraph of this instrument.

     "Aircraft" means any Aircraft as defined in the Credit Agreement.

     "Company" has the meaning specified in the first paragraph of this instrument.

     "Credit Agreement" has the meaning specified in the Preliminary Statements.

     "Domestic Air Carrier" means any United States "domestic air carrier," as defined in Part 121 of the Federal Aviation Regulations, that is operating in accordance with the operating certificate and appropriate operations specifications issued under Part 121 or any successor regulations.

     "Engine" has the meaning specified in Section 1 hereof.

     "Event of Default" means any Event of Default as defined in the Credit Agreement.

     "Lease" means that certain Lease Agreement, dated as of April 25, 2000, by and between Atlas Freighter Leasing III, Inc., as Lessor, and Atlas Air, Inc., as Lessee, for the lease of the Spare Engine Pool, together with any amendments, modifications, supplements or additions thereto.

     "Lessee" means Atlas Air, Inc., a Delaware corporation.

     "Lessor" has the meaning specified in the first paragraph of this Mortgage.

     "Loans" has the meaning specified in the Preliminary Statements.

     "Mortgage" has the meaning specified in the first paragraph of this instrument.

     "Notes" has the meaning specified in the Preliminary Statements.

     "Parts" has the meaning specified in Section 1 hereof.


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                                      -6-


     "Secured Obligations" has the meaning specified in Section 1 hereof.

     "Spare Engine Collateral" has the meaning specified in Section 1 hereof.

     "Spare Engine Related Collateral" has the meaning specified in Section 1 hereof.

     "Supplemental Chattel Mortgage" has the meaning specified in Section 1 hereof.

SECTION 3. Representations and Warranties.

     The Company hereby represents and warrants that, in the case of each Engine initially or subsequently mortgaged hereunder on the date such Engine is mortgaged hereunder as follows:

          (a) The Company has good and marketable title to the Spare Engine Collateral free and clear of all Liens except for the lien of this Mortgage and Permitted Encumbrances and the Lease and has full power and authority to mortgage and grant the lien and security interest in the Spare Engine Collateral and Spare Engine Related Collateral intended by the terms hereof and in the manner aforesaid and has not assigned or pledged any of its right, title or interest hereby assigned to anyone other than the Agent.

          (b) The Company is a "citizen of the United States" as defined in
     Section 40102(15) of Title 49 of the United States Code.

          (c) Ownership of each of the Engines is duly registered in the name of the Company in accordance with the Act; and the Spare Engines are not registered under the laws of any other country.

          (d) This Mortgage or a Supplemental Chattel Mortgage, as the case may be, is in due form for recording in accordance with the Act and has been duly filed for recording in accordance with the Act against such Engine.

          (e) An airworthiness certificate has been duly issued under the Act for each of the Engines (evidence of which has been supplied to the Agent), and the airworthiness certificate for the Engines is in full force and effect.

          (f) Each of the Engines is in such condition so as to comply with the requirements of Section 4(c) hereof; and the insurance required by Section 4(g) hereof is in full force and effect.


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          (g) This Mortgage or this Mortgage as supplemented by a Supplemental
     Chattel Mortgage constitutes the legally valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditors' rights generally, and creates a valid, perfected and first priority mortgage on and security interest in the Spare Engine Collateral, securing the payment and performance of the Secured Obligations.

          (h) The Company has delivered to the Agent for filing financing statements under Article 9 of the Uniform Commercial Code of the States of Colorado and New York and such other states as may be required with respect to that portion of the Spare Engine Collateral not covered by the filing system established under the Act and with respect to the Spare Engine Related Collateral; and except for the filings described in this paragraph and in paragraph (d) above of this Section 3, no filing or recording of any instrument shall be required to establish and perfect a first priority security interest in the Spare Engine Collateral and Spare Engine Related Collateral under the laws of the United States or any State thereof.

          (i) The chief place of business and the chief executive office of the Company is located at 538 Commons Drive, Golden, Colorado 80401.

SECTION 4. Covenants.

     The Company hereby covenants that so long as this Mortgage is in effect:

          (a) Liens. The Company will not directly or indirectly create, incur, assume or suffer to exist any Lien, on or with respect to any of the Spare Engine Collateral, or Spare Engine Related Collateral, title thereto or any interest therein, except the lien of this Mortgage and Permitted Encumbrances, including the Lease. The Company will promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien not excepted above if the same shall arise at any time.

          (b) Taxes. The Company will pay, and hereby indemnifies the Agent from and against, any and all fees and taxes, levies, imposts, duties, charges or withholdings, together with any penalties, fines or interest thereon (any of the foregoing for the purposes of this Section 4(b) being called a "Tax"), which may from time to time be imposed on or asserted against the Agent or any Lender or any Engine or any part thereof or interest therein by any Federal, state or local government or other taxing authority in the United States or by any foreign government or subdivision thereof or by any foreign taxing authority in connection with, relating to or resulting from:
     (i) any Engine or any part thereof of interest therein; (ii) the manufacture, purchase,


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                                      -8-


     ownership, mortgaging, lease, sublease, use, storage, maintenance, sale or other disposition of any Engine; (iii) any rentals or other earnings therefor or arising therefrom or the income or other proceeds received with respect thereto; or (iv) this Mortgage; provided, however, that there shall be excluded from any indemnification any Lessor Tax (as defined in the Lease) and unless the payment of any such Tax shall be a condition to the enforceability of this Mortgage or the perfection of the lien hereof or unless proceedings shall have been commenced to foreclose any lien which may have attached as security for such Tax, nothing in this Section shall require the payment of any Tax so long as and to extent that validity thereof shall be contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and the Company shall have set aside on its books adequate reserves with respect thereto in accordance with generally accepted accounting principles.

          (c) Registration; Maintenance and Operation. The Company, at its own cost and expense, (i) will be a "citizen of the United States" as defined in Section 40102(15) of Title 49 of the United States Code; (ii) will cause ownership of the Engines to be duly registered and remain duly registered in the United States of America in the name of the Company in accordance with the Act; and (iii) will cause the Lessee to service, repair, inspect, test, maintain, overhaul each Engine and install replacement equipment and parts on each Engine (A) so as to keep each Engine in such operating condition as may be required to permit each Engine to be utilized in commercial operations, (B) so as to enable the airworthiness certification of the Engines to be maintained in good standing at all times under the Act, except when engines of the same type, model or series as the Engines registered in the United States have been grounded by the FAA; provided, however, that if following its issuance, the United States FAA airworthiness certificate of any Engine shall be withdrawn, then subject to the provisions of Section 4(f) hereof, so long as the Company is diligently taking or causing to be taken all necessary action to promptly correct the condition which caused such withdrawal, no Event of Default shall arise from such withdrawal, (C) in accordance with the Lessee's FAA-approved maintenance, inspection and maintenance control programs, and in the same manner and with the same care used by the Lessee with respect to the same or similar aircraft and engines owned or operated by the Lessee so as to keep the same in as good operating condition as when originally mortgaged hereunder, ordinary wear and tear excepted, which practices shall at all times be at or above the standard of the industry in the United States for prudent maintenance of similar equipment, and (D) in such manner as may be necessary to maintain in full force all warranties of the manufacturers thereof. The Company shall maintain, or shall cause Lessee to maintain, all records, logs and other materials which may be required to permit each Engine to be so utilized.


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                                      -9-


          The Company will comply in all material respects with all airworthiness directives, mandatory notes or modifications or similar requirements affecting the same (including those issued by the manufacturer or supplier) in such condition so as to comply with the provisions of this Mortgage and the rules and regulations of the FAA from time to time in force and applicable to the Engines. No Engine will be maintained, used or operated in violation of any law or any rule, regulation or order of any government or governmental authority having jurisdiction (domestic or foreign), or in violation of any airworthiness certificate, license or registration relating to such Engine issued by any such authority, and in the event that such laws, rules, regulations or orders require alteration of any Engine, the Company, at its own cost and expense, will conform thereto or obtain conformance therewith and will maintain the same in proper operating condition under such laws, rules, regulations and orders; provided, however, that the Company may, in good faith (after having delivered to the Agent an Officer's Certificate stating the facts with respect thereto), contest the validity or application of any such law, rule, regulation or order in any reasonable manner which does not, in the Agent's opinion, adversely affect the interests under this Mortgage of the Agent or any Lender.

          The Company will not operate, use or locate any Engine, (I) in any area in which any insurance required to be maintained pursuant to Section 4(g) shall not be at the time in full force and effect, or in any area excluded from coverage by an insurance policy in effect with respect to any such Engine, except in the case of a requisition for use by the United States of America, and then only if Company obtains indemnity or "war risk" insurance in lieu of such insurance from the United States of America against the risks and in the amounts required by said Section covering such area, or (II) in any recognized or threatened area of hostilities unless fully covered to the Agent's satisfaction by war risk and political risk and allied perils insurance or unless any such Engine is operated or used under contract with the Government of the United States of America under which contract that Government provides "war risk" insurance or assumes liabilities for any damages, loss, destruction or failure to return possession of any such Engine at the end of the term of such contract and for injury to persons or damage to property of others.

          The Company shall not use any Engine nor suffer it to be used in any manner or for any purpose excepted from any of the insurance on or in respect of any such Engine or for the purpose of carriage of goods of any description excepted from such insurance nor do, or permit to be done, anything which, or admit to do anything the admission of which, may invalidate any of such insurance.

          (d) Possession. The Company will not, without the prior written consent of the Agent, sell, assign, lease or otherwise in any manner deliver, transfer or relinquish


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     possession or control of, or transfer the right, title or interest of the
     Company in, any Engine except that the Company may enter into and perform all provisions and terms of the Lease and the Lessee or the Company, unless a Potential Event of Default or Event of Default shall have occurred and be continuing, without the prior written consent of the Agent, may take the following actions so long as the actions to be taken shall not deprive the Agent of the first priority Lien of this Mortgage on the assets subject hereto and so long as the actions to be taken shall not deprive the Company as Lessor of the protections of Section 1110 of the Bankruptcy Code with respect to any of the Engines nor shall such actions deprive the Agent of the protections of Section 1110 of the Bankruptcy Code with respect to any of the Engines as assignee of the Company's rights under this Mortgage:

               (i) transfer possession of any Engine other than by lease to the United States of America or any instrumentality thereof pursuant to the Civil Reserve Air Fleet Program (as administered pursuant to Executive Order 12656, or any substitute order) or any similar or substitute programs;

               (ii) transfer possession of any Engine to the manufacturer thereof for testing or other similar purposes or any other organization for service, repairs, maintenance or overhaul or, to the extent permitted by Section 4(e) hereof, for alterations or modifications;

               (iii) subject any Engine to normal interchange or pooling agreements or arrangements of the type customary in the United States airline industry and entered into by the Company or the Lessee in the ordinary course of business that do not contemplate or require the transfer of title to, or use for the remainder of the useful life of, any such Engine; provided, however, that if the Company's title to or use for the remainder of its useful life of any Engine shall be divested under any such agreement or arrangement, such divesture shall be deemed to be an Event of Loss with respect to such Engine and the Company shall comply with Section 4(f) in respect thereof;

               (iv) install Engine on an airframe that is owned by the Lessee, provided that such airframe is free and clear of all Liens on property of the Lessee except (A) Liens permitted under the Lease, (B) Liens that apply only to the engines (other than the Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety), and (C) the rights of any Domestic Air Carrier, under normal interchange agreements which are customary in the airline industry and do not contemplate or require the transfer of title to such airframe or the engines installed thereon;


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               (v) install Engine on an airframe leased to the Lessee or owned by the Lessee subject to a conditional sale or other security agreement, provided that: (A) such airframe is free and clear of all Liens, except the rights of the parties to the lease or conditional sale or other security agreement covering such airframe and except Liens of the type permitted by clause (iv) above and (B) the Agent shall have received from the lessor, conditional vendor or secured party and each of the purchasers, mortgagees and encumbrancers of such lessor, conditional vendor or secured party of such airframe a written agreement (which may be the lease, conditional sale agreement or mortgage covering such airframe), whereby such lessor, conditional vendor or secured party and each of the purchasers, mortgagees and encumbrancers of such lessor, conditional vendor or secured party expressly and effectively agrees that neither it nor its successors and assigns will acquire or claim any right, title or interest in any Engine by reason of such Engine being installed on such airframe at any time when such Engine is subject to this Mortgage;

               (vi) install Engine on an airframe owned or leased by the Lessee subject to a conditional sale or other security agreement under circumstances where neither clause (iv) nor clause (v) above is applicable; provided, that any divesture of title to such Engine resulting from such installation shall be deemed to be an Event of Loss with respect to such Engine and the Company shall comply with
          Section 4(f) in respect thereof;

               (vii) authorize or permit the Lessee to enter into an ACMI Contract or wet lease for any Engine with any third party pursuant to which the Company has operational control of the Engines installed thereon, such operation to be performed solely by individuals under the operational control of the Company possessing all current certificates and licenses that would be required under the applicable laws of the United States for the performance by such employees of similar functions within the United States; provided, that the Company's obligations hereunder shall continue in full force and effect notwithstanding any such ACMI Contract or wet lease;

          provided, however, that the rights of any transferee who receives possession of any Engine permitted by the terms hereof shall be made subject and subordinate to, and the Leases shall be made expressly subject and subordinate to, the lien and security interest of this Mortgage and all of the Agent's rights hereunder and the Company shall remain primarily liable hereunder for the performance of all the terms of this Mortgage to the same extent as if such transfer had not occurred, and any such instrument of transfer shall include appropriate provisions for the maintenance and insurance of such Engine, and any such in-strument of transfer (other than the Lease) shall expressly prohibit any further transfer of such Engine or any assignment of the rights thereunder; and provided further, that no such lease, pooling arrangement or other transfer or relinquishment of the possession of any Engine shall in any way discharge or diminish any of the Company's obligations to the Agent hereunder or under the Credit Agreement. In the event that the Agent shall have received from the lessor, conditional vendor or secured party of any airframe leased to the Lessee or purchased by the Lessee subject to a conditional sale or other security agreement, a written agreement complying with clause
          (B) of Section 4(d)(v), and the lease or conditional sale or other security agreement covering such airframe also covers an engine, engines or spare engines owned by the lessor under such lease, conditionally owned by the conditional vendor under such conditional sale agreement, or subject to such security agreement, the Agent hereby agrees for the benefit of such lessor, conditional vendor or secured party that the Agent will not acquire or claim, as against such lessor, conditional vendor or secured party, any right, title or interest in any such engine or spare engine as the result of such engine or spare engine being installed on an airframe at any time while such engine or spare engine is subject to such lease or conditional sale or other security agreement and owned by such lessor, conditionally owned by such conditional vendor or subject to such security agreement.

          (e) Replacement and Pooling of Parts; Alterations, Modifications and Additions.

               (i) Except as otherwise provided in Section 4(e)(iv), the Company, at its own cost and expense, will promptly replace all Parts, that may from time to time be incorporated or installed in or attached to any Engine and that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair or testing, the Company at its own cost and expense may remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided, that, except as otherwise provided in Section 4(e)(iv), the Company at its own cost and expense shall replace such Parts as promptly as practicable. All replacement Parts shall be owned by the Company free and clear of all Liens (except Permitted Encumbrances and the Lease, and for pooling arrangements to the extent permitted by Section 4(e)(ii)), and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such property were in the condition and repair required to be maintained by the terms hereof.


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                                      -13-


               All Parts at any time removed from any Engine shall remain the property of the Company and shall remain subject to the lien and security interest of this Mortgage, no matter where located until such time as such Parts shall be replaced by parts that have been incorporated or installed in or attached to any Engine and which meet the requirements for replacement parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to any Engine as above provided, without further act, (A) title to such replacement Part shall vest in and such replacement part shall become the property of the Company and shall become subject to the lien and security interest of this Mortgage and shall be deemed part of such Engine for all purposes hereof to the same extent as the property originally comprising, or installed on, such Engine, and (B) title to the replaced part shall no longer be the property of the Company and shall thereupon become free and clear of all rights of the Agent hereunder and shall no longer be deemed a Part hereunder.

               (ii) Any Part removed from any Engine as provided in Section 4(e)(i) may be subjected by the Company or the Lessee to a normal pooling arrangement of the type customary in the airline industry entered into by the Lessee in the ordinary course of its business and entered into with Domestic Air Carriers that are not the subject of any bankruptcy, insolvency, or similar proceeding, voluntary or involuntary, provided that the Part replacing such removed Part shall be incorporated or installed in or attached to such Engine in accordance with Section 4(e)(i) as promptly as possible after the removal of such removed part. In addition, any replacement Part when incorporated or installed in or attached to any Engine in accordance with Section 4(e)(i) may be owned subject to such a pooling arrangement, provided that the Company, at its expense, as promptly thereafter as possible, either (A) causes such replacement Part to become subject to the lien and security interest of this Mortgage in accordance with Section 4(e)(i) by the Company's acquiring title thereto for the benefit of the Agent free and clear of all Liens (except Permitted Encumbrances and the Lease) or (B) replaces such replacement Part by incorporating or installing in or attaching to such Engine a further replacement Part owned by the Company free and clear of all Liens (except Permitted Encumbrances and the Lease).

               (iii) The Company, at its own cost and expense, shall make or cause to be made such alterations and modifications in and additions to the Engines as may be required from time to time to meet the standards of the FAA or other governmental authority having jurisdiction; provided, that the Company may, in good faith, contest the validity or application of any such standard in any reasonable matter that shall not adversely affect the Lien of this Mortgage or Lenders' interests therein. The Company also agrees, at its own cost and expense, to make or cause to be made such alterations and modifications in and additions to the Engines as may be required from time to time to meet the standards or requirements of any directive issued by a manufacturer relating to any Engine. In addition, so long as no Potential Event of Default or Event of Default shall have occurred and be continuing, the Company, at its own cost and expense, may from time to time make such alterations and modifications in and additions to any Engine as the Company may deem desirable in the proper conduct of its business or to accommodate the business of the Lessee, provided that no such alteration, modification or addition diminishes the value or utility or impairs the condition or airworthiness of such Engine below the value, utility, condition or airworthiness thereof immediately prior to such alteration, modification or addition, assuming that such Engine were then in the condition and airworthiness required to be maintained by the terms of this Mortgage.

               (iv) All Parts incorporated or installed in or attached to or added to any Engine as the result of such alteration, modification or addition shall, without further act, become the property of, and title to such parts shall vest in the Company and shall be subject to the lien and security interest of this Mortgage; provided, that, so long as no Potential Event of Default or Event of Default shall have occurred and be continuing, the Company may remove and not replace any such Part if it (A) is in addition to, and not in replacement of or in substitution for, any Part incorporated or installed in or attached to such Engine on the date hereof, on the date the Engine first becomes subject to the lien of this Mortgage, or any Part in replacement of or substitution for any such Part, (B) is not required to be incorporated or installed in or attached or added to such Engine pursuant to the terms of Section 4(c) hereof or any other provision of this Mortgage and (C) can be removed from such Engine without diminishing or impairing the value, utility or airworthiness that such Engine would have had at such time had such alteration, modification or addition not occurred, assuming that the Spare Engine was otherwise in the condition required by this Mortgage. Upon the removal by the Company of any such Part, as above provided, title thereto shall, without further act, be free and clear of all rights of the Agent hereunder and such Part shall no longer be deemed a Part hereunder.

               (v) The Company will ensure that, pursuant to the terms of the Lease, all obligations of the Company pursuant to this Section 4(e) shall be performed by the Lessee, at the Lessee's own cost and expense, and all Parts and alterations, improvements or modifications in and additions to any of the Engines shall become subject to the Lien of this Mortgage and shall be leased to the Lessee under the applicable Lease.

          (f) Event of Loss.

               (i) If an Event of Loss shall occur with respect to any Engine, the Company will promptly notify the Agent thereof in writing (in any event within five (5) days of such occurrence) and will, not later than 180 days after the receipt of Proceeds in connection with such Event of Loss, mortgage hereunder, by complying with all of the terms of subsection (ii) below and otherwise taking all necessary actions to provide that the Company (and the Agent upon foreclosure of the Company's interest in the Lease) will continue to be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the replacement engine referred to below, an Acceptable Alternate Engine free of all Liens (other than Permitted Encumbrances and the Lease). Upon compliance with the preceding sentence within such 180-day period, the Agent will execute and deliver to the Company a partial release, in recordable form, releasing the lien of this Mortgage to the extent that it covers such Engine with respect to which such Event of Loss has occurred. Such Acceptable Alternate Engine shall thereupon constitute an "Engine" for all purposes hereof and shall be deemed to constitute part of the Spare Engine Collateral.

               (ii) Whenever the Company shall subject any Engine to the lien and security interest of this Mortgage (as contemplated by paragraph
          (i) above), the Company will on or prior thereto:

                    (A) deliver to the Agent and duly file for recording under the Act, a Supplemental Chattel Mortgage substantially in the form of Exhibit A hereto duly executed by the Company appropriately describing such engine to be subjected to the lien and security interest of this Mortgage;

                    (B) deliver to the Agent for filing financing statements
               under Article 9 of the Uniform Commercial Code of the States of Colorado and New York (or such other States as may be required at such time) covering the security interest created by this Mortgage to perfect the security interest of the Agent in the Engine to be subjected to the lien and security interest of this Mortgage;

                    (C) deliver to the Agent an Officers' Certificate dated the date of execution of said Supplemental Chattel Mortgage, stating:

                         (I) that the representations and warranties contained
                    in Section 3 hereof are true and correct on and as of such date of execution with respect to such Engine and the Company;

                         (II) that, upon consummation of the terms of this
                    Section 4(f), no Potential Event of Default or Event of Default will exist; and

                         (III) that all conditions precedent contemplated in
                    this Section 4(f)(ii) have been complied with;

                    (D) furnish the Agent with evidence of compliance with the insurance provisions of Section 4(g) hereof with respect to such Engine as the Agent may reasonably request;

                    (E) furnish the Agent with a warranty (as to title) bill of sale, in form and substance reasonably satisfactory to the Agent with respect to such Engine;

                    (F) furnish the Agent with such evidence of title such as
               the bill of sale as the Agent may reasonably request concerning such Engine;

                    (G) cause to be delivered to the Agent an appraisal by the
               Approved Appraisers relating to the Engine to be subjected to the lien and the security interest of this Mortgage stating that it has a value and utility at least equal to, and in as good operating condition as the Engine subject to such Event of Loss immediately prior to such Event of Loss, assuming compliance by the Company with all the terms of this Mortgage with respect to such Engine; and

                    (H) cause to be delivered to the Agent an opinion or
               opinions of counsel dated the date of execution of such Supplemental Chattel Mortgage, stating:

                         (I) that the Engine specifically described in said
                    Supplemental Chattel Mortgage, is free and clear of all recorded Liens,

                         (II) that said Supplemental Chattel Mortgage (1) has
                    been duly authorized, executed and delivered by Company, and
                    (2) creates a valid, perfected and first priority security interest in and to the Engine described in said Supplemental Chattel Mortgage, enforceable against all third parties and securing the payment of all obligations purported to be secured thereby and that all action required to perfect fully such security interest has been taken and completed,

                         (III) that said Supplemental Chattel Mortgage has been
                    duly filed for recordation in accordance with the provisions of the Act to continue the perfection and priority of the security interest intended to be created by the Mortgage,

                         (IV) that the Company (and the Agent upon succeeding to
                    the Company's interest in the Lease) will continue to be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the lease of the Engine described in said Supplemental Chattel Mortgage, and

                         (V) as to such other matters as the Agent may
                    reasonably request.

                  Promptly upon the recording of each Supplemental Chattel Mortgage under the Act, the Company will cause to be delivered to the Agent an opinion of counsel for the Company as to the due recording of such Supplemental Chattel Mortgage in accordance with the Act.

               (iii) With respect to any Engine as between the Agent and the Company, any payments on account of an Event of Loss (other than insurance proceeds or other payments the application of which is provided for in Section 4(g) below and under the terms of the Credit Agreement) received from any government authority or other person shall be applied as follows:

                    (A) if such payments are received with respect to an Event of Loss to an Engine that has been or is being replaced by the Company pursuant to the terms hereof, so long as there shall exist no Event of Default or Potential Event of Default, such payment shall be paid over to or retained by the Company or the Lessee upon satisfaction of the conditions for replacement contained in paragraph (ii) above and until such time shall be held by the Agent in accordance with the provisions hereof as security for the Secured Obligations; and

                    (B) if such payments are received with respect to an Event of Loss with respect to which no replacement is being effected, such payments shall be applied to the prepayment of the Notes required pursuant to the terms of the Credit Agreement and shall be held pursuant to the terms of this Mortgage, and the balance, if any, shall be paid over to or retained by the Company.

               (iv) In the event of a requisition for use by the United States Government of any Engine, the Company shall promptly notify the Agent of such requisition and all of the Company's obligations under this Mortgage shall continue to the same extent as if such requisition had not occurred. Any payments received by the Agent or the Company from the United States Government for the use of such Engine, shall be paid over to, or retained by, the Company.

               (v) Any amount referred to in paragraph (iii) or (iv) of this
          Section 4(f) that is payable to or retained by the Company shall not be paid to the Company or retained by the Company, if at the time of such payment or retention any Event of Default or a Potential Event of Default shall have occurred and be continuing, but shall be held by or paid over to the Agent as security for the obligations of the Company under this Mortgage and the other Loan Documents, and, if the Agent shall declare the Credit Agreement to be in default, shall be applied against the Company's obligations hereunder and thereunder as and when due. At such time as there shall not be continuing any such Event of Default or Potential Event of Default, such amount shall be paid to the Company to the extent not previously applied in accordance with the preceding sentence. In addition, and whether or not there shall exist an Event of Default or Potential Event of Default, until such time as the Company shall request to be paid any amount referred to in paragraph (iii) or (iv) in order to effect the mortgaging hereunder of a replacement Engine, any amounts referred to in paragraphs (iii) or
          (iv) of this Section 4(f) shall be held by the Agent as security for the obligations of the Company under this Mortgage and the other Loan Documents.

     (g) Insurance.

               (i) The Company will cause the Lessee at all times to carry and maintain on or with respect to the Engines, at the Lessee's own cost and expense, public liability (including without limitation, contractual liability, cargo liability, passenger legal liability, bodily injury and product liability, but excluding manufacturer's product liability) and property damage insurance with insurers of recognized responsibility and reputation in amounts, of the type and covering the risks customarily carried with respect to similar equipment by corporations engaged in the same or similar business and similarly situated with the Lessee but in no event in an amount less than $500,000,000 per occurrence (which shall include war risk, governmental confiscation and expropriation and allied perils coverage). During any period when the Engines are on the ground and not in operation, the Lessee may carry or cause to be carried, in lieu of insurance required by this Section, insurance otherwise conforming with the provisions of this Section except that the amounts of coverage shall not be required to exceed the amounts of comprehensive airline liability insurance, and the scope of risk covered and type of insurance shall be the same, as are customarily carried with respect to similar equipment on the ground by corporations engaged in the same or similar business and similarly situated with the Lessee. Any policies of insurance carried in accordance with this Section 4(g) and any policies taken out in substitution or replacement of any such policies (A) shall be amended to name the Agent and the Lenders as additional named insureds, (B) shall be primary without right of contribution from any other insurance which is carried by the Lessee,
          (C) shall expressly pro-
          vide that all provisions thereof, except the limits of the liability, shall operate in the same manner as if there were a separate policy covering each insured, and (D) shall provide that the insurer shall waive any right of subrogation against the Agent or the Lenders.

               (ii) The Company will cause the Lessee at all times to carry and maintain with insurers of recognized responsibility and reputation on or with respect to the Engines, at the Lessee's own cost and expense, aircraft ground and flight all-risk hull insurance as well as fire and extended coverage insurance on the Engines and other equipment while removed from an airframe (which shall include war risk, governmental confiscation and expropriation (other than by the United States Government) and allied perils including (A) strikes, riots, civil commotions or labor disturbances, (B) any malicious act or act of sabotage and (C) hijacking (air piracy) or any unlawful seizure or wrongful exercise of control of the aircraft on which any Engine is installed or crew of such aircraft in flight (including any attempt at such seizure or control) made by any person or persons aboard such aircraft acting without the consent of the insured, if and to the extent the same shall be maintained by the Lessee with respect to similar equipment owned or operated by the Lessee on the same routes or if such aircraft is operated on routes where the custom is for Domestic Carriers similarly situated with the Lessee flying comparable routes with similar equipment to carry such insurance, of the type usually carried by corporations engaged in the same or similar business and similarly situated with the Lessee; provided, that such insurance (including any self-insurance to the extent -------- permitted below) shall at all times be for an amount not less than the greater of the amount required by the applicable Lease and $3,000,000 per Engine. During any period when an Engine is on the ground and not in operation the Lessee may carry or cause to be carried, in lieu of the insurance required by this Section, insurance otherwise conforming hereto except that the scope of risk covered and type of insurance shall be the same as are from time to time customarily carried with respect to similar spare engines by corporations engaged in the same or similar business and similarly situated with the Lessee for spare engines on the ground in an amount at least equal to the applicable amount provided above. All such insurance shall name the Agent and the Lenders as additional insureds and loss payees to the extent their interest may appear and shall provide that any loss to an Engine in excess of $2,000,000 (and, if a Potential Event of Default or Event of Default has occurred and is continuing, any such loss) shall be payable to the Agent for the benefit of the Lenders; and shall be primary without right of contribution from any other insurance that is carried by the Agent with respect to its interest therein.

               The Lessee may self-insure, by way of deductible or equivalent provisions in insurance policies, the risks required to be insured against pursuant to this Section

          4(g)(ii) in such reasonable amounts as are then applicable to other similar spare engines in the Lessee's fleet that are of a value comparable to the Engines, and as are not substantially greater than amounts self-insured by corporations engaged in the same or similar business and similarly situated with the Lessee; provided, however, that the Company shall not permit the Lessee to self-insure in an amount in excess of $1,000,000 without the prior written consent of the Agent.

               (iii) Any policies of insurance required pursuant to either paragraph (i) or paragraph (ii) above shall: (A) be amended to name the Agent and the Lenders as additional named insureds, but without the Agent or the Lenders being thereby liable for premiums; (B) provide that in respect of the interest of the Agent or the Lenders in such policies the insurance shall not be invalidated by any action or inaction of the Lessee and shall insure the interests of the Agent and the Lenders regardless of any breach or violation by the Lessee or any Person (other than the Agent) of any warranty, declaration or condition contained in such policies; (C) provide that if such insurance is cancelled, or if any material change is made in the coverage that affects the interest of the Agent or any Lender, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to the Agent for thirty (30) days (seven (7) days, or such shorter or longer period as may from time to time be customarily available in the industry, in the case of any war risk and allied perils coverage) after receipt by the Agent of written notice from such insurers of such cancellation, change or lapse; (D) be in full force and effect throughout any geographical areas at any time traversed by any of the Engines and shall be payable in U.S. dollars; (E) waive any right of the insurers to any setoff or counterclaim or any other deduction, whether by attachment or otherwise in respect of any liability of the Agent; and
          (F) waive all rights of subrogation against the Agent.

               (iv) In the case of a lease or contract with the United States or any agency or instrumentality thereof in respect of any Engine, a valid agreement by the United States or such agency or instrumentality to indemnify the Lessee against the same risks against which the Lessee is required hereunder to insure shall be considered adequate insurance with respect to such Engine to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify.

               (v) On or prior to the date hereof, and annually thereafter on or prior to January 31, the Company will cause the Lessee to furnish to the Agent (A) a report signed by a firm of independent aircraft insurance brokers, appointed by the Lessee and not objected to by the Agent, describing in reasonable detail acceptable to the Agent the insurance then carried and maintained on or with respect to the Engines and stating that in the opinion of such firm such insurance complies with the terms of this Section 4(g) and is adequate to protect the interests of the Lessee, the Company and the Agent, and (B) certificates of the insurer or insurers evidencing the insurance covered by the report. The Company will cause the Lessee to cause such brokers to advise the Agent in writing (x) promptly of any default in the payment of any premium and of any other act or omission on the part of the Lessee of which such firm has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on any Engine and (y) at least thirty (30) days prior to the expiration or termination date, or date of effectiveness of any material change, of any insurance carried and maintained on the Engines hereunder.

               (vi) All insurance payments and other payments received by the Agent or the Company from insurance referred to in paragraph (ii) above shall be, if received by the Company, immediately paid to the Agent and shall be held by the Agent as security for the Secured Obligations and all other obligations required to be paid in accordance with the terms of this Mortgage and the Credit Agreement and such payments shall be paid to the Company upon compliance by the Company with the terms of Subsection 4(f) with respect to the replacement of an engine, provided that no Potential Event of Default or Event of Default shall have occurred and be continuing.

               All insurance payments and other payments received by the Agent or the Company from insurance referred to in paragraph (ii) above and paid other than as a result of an Event of Loss shall be paid by the Agent to or be retained by the Company, and promptly applied by the Company to the extent necessary to repair the damage to the Engine for which such insurance was paid, provided that the Agent shall not be required to make any such payment to the Company if a Potential Event of Default or Event of Default has occurred and is continuing, but shall be held or paid over to the Agent as security for the obligations of the Company under this Mortgage and the other Loan Documents, and, if the Agent shall declare the Credit Agreement to be in default, shall be applied against the Company's obligations hereunder and thereunder as and when due. Retention by the Agent of any amounts pursuant to the preceding sentence shall not relieve the Company of its obligations to make promptly all repairs and replacements required by Sections 4(c) and (e) hereof and to pay for the same with the Company's funds or cause payment of the same under the Lease by the Lessee.

               (vii) Nothing in this Section 4(g) shall prohibit the Agent or any Lender from obtaining insurance with respect to any Engine for its own account. The Company may, at its own expense, carry insurance with respect to its interest in any Engine in amounts in excess of that required to be maintained by this Section 4(g). No insurance maintained by the Agent or any Lender shall prevent the Company from causing the Lessee to carry the insurance required or permitted by this Section or adversely affect such insurance or the cost thereof. Proceeds of any such insurance carried by the

          Agent or any Lender shall be paid as provided in the insurance policy relating thereto and the Agent shall have no duty to obtain any such insurance.

          (h) Inspection. The Company will permit, and cause the Lessee to permit, any officers, employees or authorized representatives of the Agent to inspect, at the Lessee's cost and expense under the Lease, the Spare Engine Collateral and Spare Engine Related Collateral, or any part thereof, and to examine, copy or make extracts from, any and all books, records and documents in the possession of the Company relating to such Collateral or any part thereof and performance of this Mortgage, all at such reasonable times and as often as may be requested. The Agent shall have no duty to make any such inspection or examination and shall not incur any liability or obligation by reason of making or not making any such inspection or examination.

          (i) Insignia. The Company shall, at its own cost and expense, or pursuant to the Lease, cause each Engine included in the Spare Engine Collateral to be legibly marked (in a reasonably prominent location) with such a plate, disk, or other marking of customary size, and bearing the legend "Owned by Atlas Freighter Leasing III, Inc., and Mortgaged to Bankers Trust Company, as Agent" or such other legend, as shall in the opinion of the Agent be appropriate or desirable to evidence the fact that it is subject to the lien and security interest created by this Mortgage. The Company shall not remove or deface, or permit to be removed or defaced, any such plate, disk, or other marking or the identifying manufacturer's serial number, and, in the event of such removal or defacement, shall promptly cause such plate, disk, or other marking or serial number to be promptly replaced. Except as provided above, the Company shall not allow the name of any person, association or corporation to be placed on any Engine as a designation that might be interpreted as a claim of ownership or of any security interest therein, except that any permitted lessee may place its customary colors and insignia or the insignia of the manufacturer on any Engine.

SECTION 5. Remedies.

     (a) If any Event of Default shall occur and be continuing, then the Agent may, without notice of any kind to the Company, exercise in respect of the Spare Engine Collateral and Spare Engine Related Collateral, (i) all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect at the time in any applicable jurisdiction (whether or not the Uniform Commercial Code applies to the affected Spare Engine Collateral), (ii) any and all remedies under the Leases and all of the rights and remedies of the Lessor under the Lease, (iii) all the rights and remedies provided for in this Mortgage, the Credit Agreement and any other Loan Document, and in any other agreement between the Company and the Agent, and (iv) such other rights and remedies as may be provided by law or otherwise.

     (b) After an Event of Default has occurred and is continuing, the Agent may, without notice, take possession of the Spare Engine Collateral or any part thereof and may exclude the Company and the Lessee, and all persons claiming under the Company or the Lessee, wholly or partly therefrom. At the request of the Agent, the Company shall promptly deliver or cause the Lessee to deliver to the Agent or to whomsoever the Agent shall designate, at such time or times and place or places as the Agent may specify, and fly or cause to be flown to such airport or airports in the United States as the Agent may specify, without risk or expense to the Agent, the Spare Engine Collateral or any part thereof. In addition, the Company will provide, or cause the Lessee to provide, without cost or expense to the Agent, storage facilities for the Spare Engine Collateral. If the Company or the Lessee shall for any reason fail to deliver the Spare Engine Collateral or any part thereof after demand by the Agent, the Agent may, without being responsible for loss or damage, (i) obtain a judgment conferring on the Agent the right to immediate possession or requiring the Company and the Lessee to deliver immediate possession of the Spare Engine Collateral or any part thereof to the Agent, the entry of which judgment the Company hereby specifically consents and the Lessor's consent to which will be obtained by the Company under the Lease, or (ii) with or without such judgment, pursue the Spare Engine Collateral or any part thereof wherever it may be found and may enter any of the premises of the Company and the Lessee where the Spare Engine Collateral may be and search for the Spare Engine Collateral and take possession of and remove the same. The Company agrees to pay to the Agent, upon demand, all expenses incurred in taking any such action; and all such expenses shall, until paid, be secured by the lien of this Mortgage. Upon every such taking of possession, the Agent may, from time to time, make all such reasonable expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Spare Engine Collateral, as it may deem proper. In each such case, the Agent shall have the right to maintain, use, operate, store, lease, control or manage the Spare Engine Collateral or any part thereof and to carry on the business and exercise all rights and powers of Company relating to the Spare Engine Collateral, as the Agent shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, leasing, control, management or disposition of the Spare Engine Collateral or any part thereof as the Agent may determine. Further, after the occurrence and during the continuation of an Event of Default, the Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Spare Engine Collateral or any part thereof, including without limitation, all payments under any of the Leases. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of the use, operation, storage, leasing, control, management or disposition of the Spare Engine Collateral, and of all maintenance, insurance, repairs, replacements, alterations, additions and improvements, and to make all payments that the Agent may be required or may elect to make, if any, for taxes, assessments, or other proper charges upon the Spare Engine Collateral and all other payments that the Agent may be required or authorized to make under any provision of this Mortgage, as well as just and reasonable com-pensation for the services of the Agent and of all persons properly engaged and employed for such purposes by the Agent.

     (c) The Agent, with or without taking possession of the Spare Engine Collateral, may, without notice:

          (i) to the extent permitted by law, sell at one or more sales, as an entirety or in separate lots or parcels, the Spare Engine Collateral or any part thereof, at public or private sale, at such place or places and at such time or times and upon such terms, including terms of credit (which may include the retention of title by the Agent to the property so sold), as the Agent may determine, whether or not the Spare Engine Collateral shall be at the place of sale; and

          (ii) proceed to protect and enforce its rights under this Mortgage by suit, whether for specific performance of any covenant herein contained or in aid of the exercise of any power herein granted or for the foreclosure of this Mortgage and the sale of the Spare Engine Collateral under the judgment or decree of a court of competent jurisdiction or for the enforcement of any other right.

     (d) After an Event of Default has occurred and is continuing, the Company agrees to the fullest extent that it lawfully may, that it and the Lessee will not (and hereby irrevocably waives its right to) at any time plead, or claim the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, or redemption law now or hereafter in force, in order to prevent or hinder the enforcement of this Mortgage or the absolute sale of the Spare Engine Collateral. The Company, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have all or any portion of the Spare Engine Collateral marshalled upon any foreclosure hereof.

     (e) Each and every remedy of the Agent shall be cumulative and shall not be exclusive of any other remedies provided now or hereafter at law, in equity or otherwise. The Company shall reimburse the Agent, upon demand, for all fees and other expenses paid or incurred by the Agent in exercising any rights, powers or remedies granted hereby. All such fees and expenses shall, until paid, be secured by the lien of this Mortgage.

     (f) Notwithstanding anything to the contrary contained in this Mortgage or the Lease, the Agent shall at all times have the right, to the exclusion of the Company, to declare the Lease in default in accordance with its terms and to exercise all remedies set forth in the Leases.

SECTION 6. Application of Proceeds.

     The proceeds of amounts received pursuant to the Lease (including, without limitation, amounts received in connection with the exercise by the Lessee of any purchase option or Event of Loss) and the proceeds of any sale, lease or other disposition of all or any of the Spare Engine Collateral or Spare Engine Related Collateral under this Mortgage and all other sums realized by the Agent pursuant to this Mortgage or any proceedings hereunder shall be applied in the following order of priority:

          First: To the payment of the costs and expenses of such sale, lease, disposition or other realization, including reasonable compensation to the Agent's agents and counsel, and all expenses, liabilities and advances made or incurred by the Agent in connection therewith, including, without limitation, taxes upon or with respect to the sale, lease, disposition or realization and the payment of taxes and Liens, if any, prior to the lien and security interest of this Mortgage (except any taxes or Liens to which the respective sale, lease, disposition or realization shall have been subject) and to the payment of expenses and the reimbursement of payments incurred or made by the Agent pursuant to Section 9 hereof;

          Second: To the ratable payment of interest accrued and unpaid on the Notes to and including the date of such application;

          Third: To the ratable payment of principal of the Notes, which payment shall be applied to the principal installments of the Notes in the manner specified by the Credit Agreement; and

          Fourth: To the payment of all other amounts payable by the Company under the Credit Agreement, this Mortgage or any other Loan Document, and otherwise to the Company or to such other Person(s) as may lawfully be entitled, or as any court of competent jurisdiction may direct, the remainder.

SECTION 7. Agent as Attorney.

     The Company hereby irrevocably appoints the Agent the true and lawful attorney of the Company (with full power of substitution) in the name, place and stead of, and at the expense of, the Company at any time after the occurrence and during the continuation of an Event of Default (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Spare Engine Collateral and Spare Engine Related Collateral, (ii) to make all necessary transfers of all or any part of the Spare Engine Collateral and Spare Engine Related Collateral in connection with any sale, lease or other disposition made pursuant hereto,
(iii) to execute and
deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale, lease or other disposition, and (iv) generally to do, at the Agent's option and the Company's cost and expense, at any time, or from time to time, all acts and things that the Agent deems necessary to protect, preserve or realize upon the Spare Engine Collateral and Spare Engine Related Collateral and the Agent's security interest therein, in order to effect the intent of this Mortgage, all as fully and effectively as the Company might do, the Company hereby ratifying and confirming all that its said attorney (or any substitute) shall lawfully do hereunder and pursuant hereto.

SECTION 8. Cash Collateral.

     All monies received by the Agent to be held and applied under this Section, and all monies if any, required to be paid to the Agent hereunder, which disposition is not elsewhere herein otherwise specifically provided for, shall be held by the Agent and applied from time to time as provided herein and in the Credit Agreement and the other Loan Documents and shall be held in an account in the name of the Agent and invested in Cash Equivalents for the benefit and at the risk of the Company.

SECTION 9. Agent's Right to Perform.

     If the Company fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, the Agent may itself make such payment or perform or comply with such agreement (including, without limitation, the agreement of the Company to maintain insurance pursuant to Section 4(g) hereof), and the amount of such payment and the amount of the reasonable expenses of the Agent incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the rate specified in the Credit Agreement from time to time, shall be payable by the Company to the Agent on demand and shall constitute additional indebtedness secured by the lien and security interest of this Mortgage.

SECTION 10. Further Assurances.

     The Company at its expense will promptly and duly execute and deliver such documents and assurances and take such action as may be necessary or desirable, or as the Agent may from time to time request, in order to correct any defect, error or omission which may at any time hereafter be discovered in the contents of this Mortgage or in the execution or delivery hereof, and/or in order to more effectively carry out the intent and purpose of this Mortgage and to establish, protect and perfect the rights, remedies and security interests created or intended to be created in favor of the Agent hereunder, including, without limitation, the execution, delivery and filing of any instruments with the FAA and of any Uniform Com-mercial Code financing and continuation statements with respect to the security interests created hereby, in form and substance satisfactory to the Agent, in such jurisdictions as the Agent may reasonably request. The Company hereby authorizes the Agent to file any such statements without the signature of the Company to the extent permitted by applicable law.

SECTION 11. Continuing Security Interest.

     This Mortgage shall create a continuing security interest in the Spare Engine Collateral and Spare Engine Related Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, (b) be binding upon the Company, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Agent or any Lender may, subject to any restrictions contained in the Credit Agreement, assign or otherwise transfer any of its interests in the Credit Agreement or in any Note to any other person or entity, and such other benefits in respect thereof granted to the Agent or any Lender herein or otherwise. Upon the indefeasible payment in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Spare Engine Collateral and Spare Engine Related Collateral shall revert to Company. Upon any such termination, the Agent will execute and deliver to the Company, at the Company's expense, such instruments of release and termination as the Company may reasonably request to evidence such termination.

SECTION 12. Miscellaneous.

     Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Company hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. No term or provision of this Mortgage may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and the Agent. The captions and headings in this Mortgage are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 13. Consent to Jurisdiction and Service of Process.

     All judicial proceedings brought against the Company with respect to this Mortgage may be brought in any state or federal court of competent jurisdiction in the State of New York or Colorado and by execution and delivery of this Mortgage Company accepts for itself and in connection with the Spare Engine Collateral and Spare Engine Related Collateral, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Mortgage. The Company hereby agrees that service of process in any such proceeding in any such court may be made by registered or certified mail return receipt requested to the Company at its address provided on the signature pages of the Mortgage, such service being hereby acknowledged by the Company to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Company, at its address specified in Section 15 hereof, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by the Company refuses to accept service, the Company hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Agent to bring proceedings against the Company in the courts of any other jurisdiction.

SECTION 14. GOVERNING LAW; TERMS.

     THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT AS REQUIRED BY MANDATORY PROVISION OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR AIRCRAFT COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

SECTION 15. Addresses for Notices.

     All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed or telecopied or delivered to the Company or the Agent, as the case may be, addressed to it at the address of such party specified on the signature page hereof, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 15. All such notices and other communications shall, when mailed, be effective when deposited in the mails, addressed as aforesaid.

SECTION 16. Counterparts.

     This Mortgage may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Mortgage.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company and the Agent have caused this Mortgage to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                           ATLAS FREIGHTER LEASING III, INC.


                           By:
                                -------------------------------------
                                Name:
                                Title:

                           Notice Address:

                           Atlas Freighter Leasing III, Inc.
                           538 Commons Drive
                           Golden, Colorado  80401

                           Attention: Richard H. Shuyler
                                      Executive Vice President -
                                      Strategic Planning and Treasurer


                           BANKERS TRUST COMPANY, as Agent


                           By:
                                -------------------------------------
                                Name:
                                Title:

                           Notice Address:

                           Bankers Trust Company
                           130 Liberty Street
                           New York, New York 10006

                           Attention: Marguerite Sutton

                                                                      SCHEDULE I
                                                           to Security Agreement
                                                            and Chattel Mortgage



                                     ENGINES


================================================================================

                                                           Manufacturer's
      Manufacturer                    Model                Serial Number
--------------------------------------------------------------------------------

    General Electric                 CF6-80C2                  704699
--------------------------------------------------------------------------------
    General Electric                 CF6-80C2                  704860
--------------------------------------------------------------------------------
    General Electric                 CF6-80C2                  704918
================================================================================

Each such engine having 750 or more rated takeoff horsepower or the equivalent thereof.

                                                                       EXHIBIT A
                                                           to Security Agreement
                                                            and Chattel Mortgage



                        SUPPLEMENTAL CHATTEL MORTGAGE NO.


     THIS SUPPLEMENTAL CHATTEL MORTGAGE is dated April 25, 2000, between Atlas Freighter Leasing III, Inc., a Delaware corporation (the "Company"), and Bankers Trust Company, as Administrative Agent for and representative of (in such capacity, the "Agent") the financial institutions (the "Lenders") party to the Credit Agreement dated as of April 25, 2000, among the Company, the Lenders and the Agent.

     The Company and the Agent have heretofore entered into a Security Agreement and Chattel Mortgage dated April 25, 2000, (the "Mortgage") and the terms defined therein and not otherwise defined herein are used herein as therein defined. The Mortgage provides for the execution and delivery of supplements thereto substantially in the form hereof, for the purpose of particularly describing each Engine subjected to the lien of the Mortgage pursuant to Section 4(f) thereof, and shall specifically mortgage such Engine to the Agent.

     The Mortgage relates to the Engine(s) described below and a counterpart of the Mortgage has been recorded by the Federal Aviation Administration on April __, 2000, and has been assigned Conveyance No. ____________.

     NOW, THEREFORE, that, to secure the due and punctual payment and performance of the Secured Obligations and in consideration of the premises and of the covenants contained in the Mortgage, the Company hereby mortgages to the Agent, its successors and assigns, and grants and assigns to the Agent, its successors and assigns, a first priority purchase money security interest in all estate, right, title and interest of the Company in and to the property described in Schedule I annexed hereto (whether or not such Engine shall be installed on or attached to an Aircraft), and the proceeds thereof.

     This Supplemental Chattel Mortgage shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

     THIS SUPPLEMENTAL CHATTEL MORTGAGE IS INTENDED TO BE DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THAT STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     This Supplemental Chattel Mortgage may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Supplemental Chattel Mortgage.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Chattel Mortgage to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                             ATLAS FREIGHTER LEASING III, INC.


                             By:
                                  -------------------------------------
                                  Name:
                                  Title:

                             Notice Address:

                             Atlas Freighter Leasing III, Inc.
                             538 Commons Drive
                             Golden, Colorado  80401

                             Attention: Richard H. Shuyler
                                        Executive Vice President -
                                        Strategic Planning and Treasurer


                             BANKERS TRUST COMPANY, as Agent


                             By:
                                  -------------------------------------
                                  Name:
                                  Title:

                             Notice Address:

                             Bankers Trust Company
                             130 Liberty Street
                             New York, New York 10006

                             Attention: Marguerite Sutton

                                                                     EXHIBIT I-A
                                                                 to Supplemental
                                                                Chattel Mortgage



                               SCHEDULE OF ENGINES


================================================================================
                                 Manufacturer's Serial          United States
   Manufacturer      Model             Number                    Registry No.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

Such engine having 750 or more rated takeoff horsepower or the equivalent thereof.